                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 1999


Available Amount to Note Holders:                                                    5,826,159.73

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                 --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                --
(iii)     Aggregate of:
            (a) Unreimbursed Servicer Advances                                         727,673.63
            (b) Servicer Fees from current and prior Collection Period                  55,802.12
            (c) Servicing Charges inadvertantly deposited in Collection Account                --
(iv)      Current and unpaid Back-up Servicing Fees                                      2,232.08
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                 14,290.63
          Adjustment to prior month premium amount                                             --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee
          Fees                                                                             291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                        --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                            --
            Adjustment to prior month Class A-1 Note Interest                                  --
            Class A-2 Note Interest                                                    173,175.65
            Class A-3 Note Interest                                                    272,663.71
            Class A-4 Note Interest                                                    202,342.75
(ix)      Class B-1 Note Interest                                                       15,278.10
(x)       Letter of Credit Bank Fee and unpaid amounts                                   1,220.47
(xi)      Class B-2 Note Interest                                                       14,312.82
(xii)     Class A-1 through A-4 Principal Distribution Amount:
            Class A-1 Principal Distribution Amount                                            --
            Class A-2 Principal Distribution Amount                                  4,066,158.55
            Class A-3 Principal Distribution Amount                                            --
            Class A-4 Principal Distribution Amount                                            --
(xiii)    Note Insuer Reimbursement Amount                                                     --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue
          Principal                                                                     88,394.75
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue
          Principal                                                                     88,394.75
(xvi)     Letter of Credit Reimbursement Amount                                                --
(xvii)    Class B-3 Note Interest                                                       15,533.29
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue
          Principal                                                                     88,394.75
(xix)     Excess Indenture Trustee Expenses over those permitted by Section
          7.07(a)(ii)                                                                          --
(xx)      Letter of Credit Additional Reimbursement Amount                                     --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 1999


(xxii)    Remaining Amount to Residual Holder                                                  --
          Additional Principal Distribution Amount to Noteholders
            Class A-1 additional Principal Distribution Amount                                 --
            Class A-2 additional Principal Distribution Amount                               0.00
            Class A-3 additional Principal Distribution Amount                                 --
            Class A-4 additional Principal Distribution Amount                                 --
            Class B-1 additional Principal Distribution Amount                               0.00
            Class B-2 additional Principal Distribution Amount                               0.00
            Class B-3 additional Principal Distribution Amount                               0.00

            Reviewed By:



            --------------------------------------------------------------------
            E. ROGER GEBHART
            SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 1999


                      Initial         Beginning          Base        Additional        Total            Ending            Ending
                     Principal        Principal        Principal     Principal       Principal         Principal        Certificate
     Class            Balance          Balance       Distribution   Distribution    Distribution        Balance           Factor
 -------------    --------------   --------------    ------------   ------------    ------------     --------------     -----------
 Class A-1         32,998,000.00               --               --            --               --                --     0.0000000
 Class A-2         85,479,000.00    32,726,106.32     4,066,158.55          0.00     4,066,158.55     28,659,947.77     0.3352864
 Class A-3         51,527,000.00    51,527,000.00               --            --               --     51,527,000.00     1.0000000
 Class A-4         38,238,000.00    38,238,000.00                             --               --     38,238,000.00     1.0000000
                  --------------   --------------     ------------  ------------     ------------    --------------     ---------
   Total Class A  208,242,000.00   122,491,106.32     4,066,158.55          0.00     4,066,158.55    118,424,947.77     0.5686891

 Class B-1          4,527,000.00     2,662,850.14        88,394.75          0.00        88,394.75      2,574,455.39     0.5686891
 Class B-2          4,527,000.00     2,662,850.14        88,394.75          0.00        88,394.75      2,574,455.39     0.5686891
 Class B-3          4,527,000.00     2,662,850.14        88,394.75          0.00        88,394.75      2,574,455.39     0.5686891
                  --------------   --------------     ------------  ------------     ------------    --------------
   Total          221,823,000.00   130,479,656.74     4,331,342.80          0.00     4,331,342.81    126,148,313.94

ADCPB at end of Collection Period                                                                    129,505,346.74
                                                                                                     --------------
Excess of ending ADCPB over ending note balance                                                        3,357,032.80
Floor                                                                                                  4,527,025.86
                                                                                                     --------------
Difference                                                                                            (1,169,993.06)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 1999                                   3,040,374.27
     Investment earnings on amounts in Collection Account                                  10,831.60
     Payments due Collection Account from last 3 business days of Collection Period       373,589.86
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     2,401,364.00
                                                                                        ------------
       Available Funds on Payment Date                                                  5,826,159.73
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,826,159.73
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,826,159.73
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                   727,673.63
     Unreimbursed Servicer Advances paid                                                  727,673.63
                                                                                        ------------
       Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,098,486.10
SERVICER FEES
     Servicer Fees due                                                                     55,802.12
     Servicer Fees paid                                                                    55,802.12
                                                                                        ------------
       Servicer Fees remaining unpaid                                                             --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,042,683.98
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,042,683.98
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                              2,232.08
     Back-up Servicer Fees paid                                                             2,232.08
                                                                                        ------------
       Back-up Servicer Fees remaining unpaid                                                     --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,040,451.90
PREMIUM AMOUNT
     Premium Amount due                                                                    14,290.63
     Premium Amount paid                                                                   14,290.63
                                                                                        ------------
       Premium Amount remaining unpaid                                                            --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,026,161.27
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                291.67
     Indenture Trustee Fee paid                                                               291.67
                                                                                        ------------
       Indenture Trustee Fee remaining unpaid                                                     --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,025,869.60

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                           75,000.00
                                                                             --------------
     Total Indenture Trustee Expenses paid                                               --
                                                                             --------------
       Indenture Trustee Expenses unpaid                                                 --

 REMAINING AVAILABLE FUNDS                                                     5,025,869.60
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                             --
     Class A-2 Note Interest                                                     173,175.65
     Class A-3 Note Interest                                                     272,663.71
     Class A-4 Note Interest                                                     202,342.75
                                                                             --------------
       Total Class A Interest due                                                648,182.10
                                                                             --------------
 REMAINING AVAILABLE FUNDS                                                     4,377,687.49
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                  15,278.10
     Class B-1 Note Interest paid                                                 15,278.10
                                                                             --------------
       Class B-1 Note Interest remaining unpaid                                          --
                                                                             --------------
 REMAINING AVAILABLE FUNDS                                                     4,362,409.39
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                 1,220.47
     Letter of Credit Bank Fee paid                                                1,220.47
                                                                             --------------
       Letter of Credit Bank Fee remaining unpaid                                        --
                                                                             --------------
 REMAINING AVAILABLE FUNDS                                                     4,361,188.92
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                  14,312.82
     Class B-2 Note Interest paid                                                 14,312.82
                                                                             --------------
       Class B-2 Note Interest remaining unpaid                                          --
                                                                             --------------
 REMAINING AVAILABLE FUNDS                                                     4,346,876.10
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                            4,066,158.55
     Class A Note Principal Balance as of preceding Payment Date             122,491,106.32
                                                                             --------------
       Class A Base Principal Distribution Amount paid                         4,066,158.55
                                                                             --------------
     Class A Base Principal Distribution Amount remaining unpaid                         --

     Class A-1 Note Principal Balance as of preceding Payment Date                       --
     Class A-1 Base Principal Distribution Amount paid                                   --
                                                                             --------------
       Class A-1 Note Principal Balance after distribution on Payment Date               --
                                                                             --------------

     Remaining Class A Base Principal Distribution Amount                      4,066,158.55
                                                                             --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date           32,726,106.32
     Class A-2 Base Principal Distribution Amount paid                        4,066,158.55
                                                                             -------------
       Class A-2 Note Principal Balance after distribution on Payment Date   28,659,947.77

     Remaining Class A Base Principal Distribution Amount                               --
                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date           51,527,000.00
     Class A-3 Base Principal Distribution Amount paid                                  --
                                                                             -------------
       Class A-3 Note Principal Balance after distribution on Payment Date   51,527,000.00

     Remaining Class A Base Principal Distribution Amount                               --
                                                                             -------------

     Class A-4 Note Principal Balance as of preceding Payment Date           38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                  --
                                                                             -------------
     Class A-4 Note Principal Balance after distribution on Payment Date     38,238,000.00

 REMAINING AVAILABLE FUNDS                                                      280,717.55

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                               --
     Note Insuer Reimbursement Amount paid                                              --
                                                                             -------------
     Note Insuer Reimbursement Amount remaining unpaid                                  --
 REMAINING AVAILABLE FUNDS                                                      280,717.55

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date            2,662,850.14
     Class B-1 Base Principal Distribution due                                   88,394.75
     Class B-1 Base Principal Distribution paid                                  88,394.75
                                                                             -------------
       Class B-1 Base Principal Distribution remaining unpaid                           --
       Class B-1 Note Principal Balance after distribution on Payment Date    2,574,455.39

 REMAINING AVAILABLE FUNDS                                                      192,322.80

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date            2,662,850.14
     Class B-2 Base Principal Distribution due                                   88,394.75
     Class B-2 Base Principal Distribution paid                                  88,394.75
                                                                             -------------
       Class B-2 Base Principal Distribution remaining unpaid                           --
       Class B-2 Note Principal Balance after distribution on Payment Date    2,574,455.39

 REMAINING AVAILABLE FUNDS                                                      103,928.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999


LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                           --
     Letter of Credit Reimbursement Amount paid                                          --
                                                                               ------------
       Letter of Credit Reimbursement Amount remaining unpaid                            --
 REMAINING AVAILABLE FUNDS                                                       103,928.04
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                  15,533.29
     Class B-3 Note Interest paid                                                 15,533.29
                                                                               ------------
       Class B-3 Note Interest remaining unpaid                                          --
                                                                               ------------
 REMAINING AVAILABLE FUNDS                                                        88,394.75

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date             2,662,850.14
     Class B-3 Base Principal Distribution due                                    88,394.75
     Class B-3 Base Principal Distribution paid                                   88,394.75
                                                                               ------------
       Class B-3 Base Principal Distribution remaining unpaid                            --
       Class B-3 Note Principal Balance after distribution on Payment Date     2,574,455.39

 REMAINING AVAILABLE FUNDS                                                             0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                         --
     Remaining Indenture Trustee Expenses paid                                           --
                                                                               ------------
       Remaining Indenture Trustee Expenses unpaid                                       --
 REMAINING AVAILABLE FUNDS                                                             0.00

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                --
     Additional Letter of Credit Reimbursement Amount paid                               --
                                                                               ------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                   --
 REMAINING AVAILABLE FUNDS                                                             0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                            --
     Other Amounts Due Servicer under Servicing Agreement paid                           --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               --
 REMAINING AVAILABLE FUNDS                                                             0.00

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR         1,169,993.06

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999


 REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                 0.00

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                             0.00
     Adjusted Principal Distribution Sharing Ratio                                       93.878%
                                                                                ---------------
     Additional Principal Distribution to Class A                                          0.00

     Class A Note Principal Balance after payment above                          118,424,947.77
                                                                                ---------------
     Class A additional Principal Distribution Amount paid                                 0.00
                                                                                ---------------
       Excess cash after payment of additional Class A Principal Distribution                --

     Class A-1 Note Principal Balance after payment above                                    --
     Class A-1 additional Principal Distribution Amount paid                                 --
                                                                                ---------------
       Class A-1 Note Principal Balance after distribution on Payment Date                   --
                                                                                ---------------

     Remaining Class A additional Principal Distribution Amount                            0.00
                                                                                ---------------

     Class A-2 Note Principal Balance after payment above                         28,659,947.77
     Class A-2 additional Principal Distribution Amount paid                               0.00
                                                                                ---------------
       Class A-2 Note Principal Balance after distribution on Payment Date        28,659,947.77

     Remaining Class A additional Principal Distribution Amount                              --
                                                                                ---------------

     Class A-3 Note Principal Balance after payment above                         51,527,000.00
     Class A-3 additional Principal Distribution Amount paid                                 --
                                                                                ---------------
       Class A-3 Note Principal Balance after distribution on Payment Date        51,527,000.00

     Remaining Class A additional Principal Distribution Amount                              --
                                                                                ---------------

     Class A-4 Note Principal Balance after payment above                         38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                 --
                                                                                ---------------
       Class A-4 Note Principal Balance after distribution on Payment Date        38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                             0.00
     Adjusted Principal Distribution Sharing Ratio                                        2.041%
                                                                                ---------------
     Additional Principal Distribution to Class B-1                                        0.00

     Class B-1 Note Principal Balance after payment above                          2,574,455.39
     Class B-1 additional Principal Distribution paid                                      0.00
                                                                                ---------------
       Class B-1 Note Principal Balance after distribution on Payment Date         2,574,455.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999


CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                        0.00
     Adjusted Principal Distribution Sharing Ratio                                   2.041%
                                                                             -------------
     Additional Principal Distribution to Class B-2                                   0.00

     Class B-2 Note Principal Balance after payment above                     2,574,455.39
     Class B-2 additional Principal Distribution paid                                 0.00
                                                                             -------------
       Class B-2 Note Principal Balance after distribution on Payment Date    2,574,455.39

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                        0.00
     Adjusted Principal Distribution Sharing Ratio                                   2.041%
                                                                             -------------
     Additional Principal Distribution to Class B-3                                   0.00

     Class B-3 Note Principal Balance after payment above                     2,574,455.39
     Class B-3 additional Principal Distribution paid                                 0.00
                                                                             -------------
       Class B-3 Note Principal Balance after distribution on Payment Date    2,574,455.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 133,925,084.30
      ADCPB, end of Collection Period                                       129,505,346.74
                                                                            --------------
        Base Principal Amount                                                 4,419,737.56

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         2,009,463.03
      Servicing Advances collected during the current Collection Period       1,281,789.40
                                                                            --------------
        Unreimbursed Servicing Advances as of current Determination Date        727,673.63

CALCULATION OF INTEREST DUE

                  Beginning                                   Current                               Total
                  Principal                Interest           Interest           Overdue           Interest
  Class            Balance                   Rate               Due              Interest             Due
---------      --------------              --------          ----------          --------          ----------
Class A-1                  --               5.7325%                  --                --                  --
Class A-2       32,726,106.32               6.3500%          173,175.65                --          173,175.65
Class A-3       51,527,000.00               6.3500%          272,663.71                --          272,663.71
Class A-4       38,238,000.00               6.3500%          202,342.75                --          202,342.75
Class B-1        2,662,850.14               6.8850%           15,278.10                --           15,278.10
Class B-2        2,662,850.14               6.4500%           14,312.82                --           14,312.82
Class B-3        2,662,850.14               7.0000%           15,533.29                --           15,533.29
               --------------                                ----------         ---------          ----------
               130,479,656.74               6.3762%          693,306.32                --          693,306.32

CALCULATION OF PRINCIPAL DUE

                      Base          Base                             Total
                    Principal     Principal        Overdue         Principal
   Class           Amount Pct.     Amount         Principal           Due
---------          -----------  ------------     ------------     ------------
Class A               92.0%     4,066,158.55               --     4,066,158.55
Class B-1              2.0%        88,394.75               --        88,394.75
Class B-2              2.0%        88,394.75               --        88,394.75
Class B-3              2.0%        88,394.75               --        88,394.75
                                ------------     ------------     ------------
                                4,331,342.80               --     4,331,342.80


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                               133,925,084.30
      Servicer Fee Rate                                                                             0.500%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Servicer Fee due current period                                                           55,802.12
      Prior Servicer Fee arrearage                                                                     --
                                                                                          ---------------
      Servicer Fee due                                                                          55,802.12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 1999


CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                               133,925,084.30
      Back-up Servicer Fee Rate                                                                     0.020%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Back-up Servicer Fee due Current Period                                                    2,232.08
      less overpayment from prior period                                                               --
      Prior Back-up Servicer Fee Arrearage                                                             --
                                                                                          ---------------
      Back-up Servicer Fee due                                                                   2,232.08

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period           122,491,106.32
      Premium Rate                                                                                  0.140%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Premium Amount due Current Period                                                         14,290.63
      Prior Premium Amount arrearage                                                                   --
                                                                                          ---------------
        Total Premium Amount due                                                                14,290.63

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     291.67
      Prior Indenture Trustee Fee arrearage                                                            --
                                                                                          ---------------
      Total Indenture Trustee Fee due                                                              291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)        2,662,850.14
      Letter of Credit Bank Fee Rate                                                                 0.55%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Letter of Credit Bank Fee due Current Period                                               1,220.47
      Letter of Credit Bank Fee arrearage                                                              --
                                                                                          ---------------
        Total Letter of Credit Bank Fee arrearage due                                            1,220.47

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                         --
      Prior Letter of Credit Reimbursement Amount arrearage                                            --
                                                                                          ---------------
        Total Letter of Credit Reimbursement Amount due                                                --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                   --
      Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                          ---------------
      Total Indenture Trustee Expenses due                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 1999


ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                    --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                       --
                                                                                 --------------
        Total Additional Letter of Credit Reimbursement Amount due                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                  --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                 --
                                                                                 --------------
      Total Other Amounts Due Servicer under Servicing Agreement                             --

FLOOR CALCULATION
      Initial ADCPB                                                              226,351,292.85
      Floor percent                                                                        2.00%
                                                                                 --------------
      Floor                                                                        4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                 129,505,346.74

      Aggregate Note Balances prior to any payment on current Payment Date       130,479,656.74
      Payments on payment date prior to application of Floor Amount, if any
        Class A                                                                    4,066,158.55
        Class B-1                                                                     88,394.75
        Class B-2                                                                     88,394.75
        Class B-3                                                                     88,394.75
                                                                                 --------------
        Total Base Principal Amount distributions on current payment date          4,331,342.80
                                                                                 --------------
      Aggregate Note Balance after payment of Base Principal Amount              126,148,313.94
                                                                                 --------------
      Excess of ADCPB over Ending Note Balances                                    3,357,032.80

      Difference between excess and floor                                          1,169,993.06

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 1999



RESTRICTING EVENT DETERMINATION:

                                                                                                          Yes/No
                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insurer has Made a Payment (Yes/No)                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                          Yes/No
                                                                                                          ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                   No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                              No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


     Section                                            Event                                                  Yes/No
     --------    --------------------------------------------------------------------------------------        ------
     6.01(i)     Failure to make payment required                                                                No
     6.01(ii)    Failure to submit Monthly Statement                                                             No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                             No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                   No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                              No
     6.01(vi)    Order of judgement in excess of $500,000                                                        No
     6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
                 within 60 days.                                                                                 No
     6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                       No
     6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.                    No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MAY 1, 1999


Gross Charge Event Calculation:

                                                              Result
                                                              ------
    Gross Charge Off Ratio Current Period                      2.93%
    Gross Charge Off Ratio Prior Period                        0.41%
    Gross Charge Off Ratio Second Prior Period                 2.15%
                                                               ----
      Average of Gross Charge Off Ratio for Three Periods      1.83%
    Maximum Allowed                                            2.50%

    Gross Charge Off Ratio:

                          ADCPB of                                                    Gross Charge Off Ratio
                        All Defaulted      Less                                             Charge Offs/
                          Contracts      Recoveries    Charge Offs        ADCPB                ADCPB
                        -------------    ----------    -----------    --------------  ----------------------
Current Period           428,067.37      112,133.75     315,933.62    129,505,346.74           2.93%
Prior Period             415,867.63      370,086.31      45,781.32    133,925,084.30           0.41%
Second Prior Period      471,833.44      222,010.18     249,823.26    139,509,024.59           2.15%


Delinquency Event Calculation:

                                                             Results
                                                             -------
    Delinquency Trigger Ratio Current Period                  3.40%
    Delinquency Trigger Ratio Prior Period                    3.24%
    Delinquency Trigger Ratio Second Prior Period             4.02%
                                                              -----
    Average of Delinquency Trigger Ratios                     3.55%
    Maximum Allowed                                           7.50%

    Delinquency Trigger Ratio:

                               A                    B                     A/B
                           ADCPB of              ADCPB of
                        Contract > 30 Days     All Contracts       Delinquency Trigger
                           Past Due           As of Month-End           Ratio:
                        ------------------    ---------------      -------------------
Current Period            4,406,899.91        129,505,346.74            3.40%
Prior Period              4,335,354.59        133,925,084.30            3.24%
Second Prior Period       5,609,176.08        139,509,024.59            4.02%

                           ADCPB                   Delinquency Ratio
                        -----------                -----------------
Current                 124,834,577                     96.59%
31-60 Days Past Due       2,325,524                      1.80%
61-90 Days Past Due         783,490                      0.61%
91+ Days Past Due         1,297,886                      1.00%
                        -----------                    ------
TOTAL                   129,241,477                    100.00%


Substitution Limits

    ADCPB as of Cut-Off Date                            226,351,292.85
    Maximum Substitution (10% of Initial)                22,635,129.29

    Prior month Cumulative ADCPB Substituted              1,916,969.50
    Current month ADCPB Substituted                         263,869.71
                                                        --------------
    Cumulative ADCPB Substituted                          2,180,839.21